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                                                                    Exhibit 10.1

                       CNL AMERICAN PROPERTIES FUND, INC.

                         1999 PERFORMANCE Incentive PLAN

                                    ARTICLE I

                                    PURPOSES

     The Plan is intended to assist CNL American Properties Fund, Inc. (the "Company") and its Affiliates in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its stockholders. The Plan is intended to permit the grant of both Options qualifying under Section 422 of the Internal Revenue Code of 1986, as amended ("Incentive Stock Options") and Options not so qualifying, and the grant of stock appreciation rights ("SARs"), Stock Awards, Phantom Stock Awards, Performance Awards and Leveraged Stock Purchase Awards. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes. All capitalized terms used herein are defined below in
Article II.

                                   ARTICLE II

                                   DEFINITIONS

     2.1. Affiliate means (i) any entity that directly or indirectly, is controlled by, or controls or is under common control with the Company, and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

     2.2. Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Stock Award, Option, SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award granted to such Participant.

     2.3. Board means the Board of Directors of the Company.

     2.4. Change of Control means:

          (a) a "person" or "group" (which terms shall have the meaning they have when used in Section 13(d) of the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, any corporation owned directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company) becomes (other than solely by reason of a repurchase of voting securities by the Company), the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of forty

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          percent (40%) or more of the combined voting power of the Company's then total outstanding voting securities;

          (b) the Company consolidates with or merges with or into another corporation or partnership or conveys, transfers or leases, in any transaction or series of transactions, all or substantially all of its assets to any corporation or partnership, or any corporation or partnership consolidates with or merges with or into the Company, in any event pursuant to a transaction in which the outstanding voting stock of the Company is reclassified or changed into or exchanged for cash, securities or other property, other than any such transaction where (i) the outstanding voting securities of the Company are changed into or exchanged for voting securities of the surviving corporation and (ii) the persons who were the beneficial owners of the Company's voting securities immediately prior to such transaction beneficially own immediately after such transaction 50% or more of the total outstanding voting power of the surviving corporation, or the Company is liquidated or dissolved or adopts a plan of liquidation or dissolution.

     2.5. Code means the Internal Revenue Code of 1986, and any amendments thereto.

     2.6. Committee means either (i) the Board or (ii) a committee of the Board designated by the Board to administer the Plan and composed of not less than two directors, each of whom is expected, but not required, to be a "Non-Employee Director" (within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended) and an "outside director" (within the meaning of Code section 162(m)) to the extent Rule 16b-3 of the Exchange Act and Code section 162(m), respectively, are at such time applicable to the Company and the Plan. If at any time such a committee has not been so designated, the Board shall constitute the Committee.

     2.7. Common Stock means the common stock, $0.01 par value, of the Company.

     2.8. Company means CNL American Properties Fund, Inc., a Maryland corporation.

     2.9. Consultant means any person performing consulting or advisory services for the Company or any Affiliate, with or without compensation, to whom the Committee chooses to grant a Stock Award, Option, SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award in accordance with the Plan.

     2.10. Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

     2.11. Director means a member of the Company's Board of Directors.

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     2.12. Disability shall have the meaning provided for in Section 22(e)(3) of the Code or any successor statute thereto.

     2.13. Exchange Act means the Securities Exchange Act of 1934, as amended.

     2.14. Fair Market Value means, on any given date, the current fair market value of the shares of Common Stock as determined pursuant to subsection (a) or
(b) below.

               (a) While the Company is a Public Company, Fair Market Value shall be determined as follows: (i) if the Common Stock is traded on the Nasdaq SmallCap or National Market or listed on a national securities exchange, the closing price of the Common Stock on the determination date on the exchange on which the Common Stock is principally traded, or, if there are no sales on such date, then on the next preceding date on which there were sales of Common Stock, (ii) if the Common Stock is not traded on the Nasdaq SmallCap or National Market or listed on a national securities exchange, the closing price last reported by the National Association of Securities Dealers, Inc. for the over-the-counter market on the determination date, or, if no sales are reported on such date, then on the next preceding date on which there where such quotations or (iii) if the Common Stock is not traded in the over-the-counter market, the price determined by the Company's Board of Directors on the basis of the quarterly valuation of the Company's assets.

               (b) Notwithstanding subsections (a) and (b) of this Section, in all cases, Fair Market Value shall not be less than the par value of the Common Stock.

               (c) For purposes of this Section, the term "Public Company" means the Company, subsequent to the effective date of the Plan, has sold securities pursuant to an effective registration statement filed pursuant to the Securities Act and is subject to the reporting and information requirements under the Exchange Act, and the term "Non-Public Company" means the Company has not sold securities pursuant to an effective registration statement filed pursuant to the Securities Act and is not subject to the reporting and information requirements under the Exchange Act.

     2.15. Initial Value means, with respect to an SAR, the Fair Market Value of one share of Common Stock on the date of grant.

     2.16. Incentive Stock Option means an Option qualifying for special tax treatment under Section 422 of the Code.

     2.17. Leveraged Stock Purchase Award means a right awarded to a Participant under Article XI that, in accordance with the terms of an Agreement, entitles the holder to purchase shares of Common Stock at the Fair Market Value thereof on the date of the purchase by means of a loan to the holder by the Company.

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     2.18. Nonqualified Stock Option means an option that is not an Incentive
Stock Option.

     2.19. Option means a stock option that is either a Nonqualified Stock Option or Incentive Stock Option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

     2.20. Optionee means the employee, Director or Consultant to whom an Option is granted.

     2.21. Parent Corporation means a corporation which is with respect to the Company a parent corporation as defined in Section 424 of the Code.

     2.22. Participant means an employee of the Company or an Affiliate, a Director or a Consultant who satisfies the requirements of Article IV and is selected by the Committee to receive a Stock Award, Option, SAR, Phantom Stock Award, Performance Award, Leveraged Stock Purchase Award or a combination thereof.

     2.23. Performance Award means a right denominated in cash or in shares of Common Stock awarded to a Participant under Article IX that, in accordance with the terms of an Agreement, entitles the holder to receive cash or shares of Common Stock. A Performance Award may be referred to as a Performance Share Award to the extent that it is denominated in shares of Common Stock.

     2.24. Phantom Stock Award means a right awarded to a Participant under
Article X that, in accordance with the terms of an Agreement, entitles the holder to receive shares of Common Stock, or cash in an amount equal to the Fair Market Value thereof, as determined by the Committee, without payment of any amounts by the holder (except to the extent otherwise required by law).

     2.25. Plan means this 1999 Performance Incentive Plan.

     2.26. SAR means a stock appreciation right that in accordance with the terms of an Agreement entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the amount determined by the Committee and specified in an Agreement. In the absence of such a determination, the holder shall be entitled to receive, with respect to such share of Common Stock encompassed by the exercise of such SAR, the excess of its Fair Market Value on the date of exercise over the Initial Value. References to "SARs" include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

     2.27. Securities Act means the Securities Act of 1933, as amended.

     2.28. Stock Award means Common Stock awarded to a Participant under Article
VIII. A Stock Award may be or include an award of restricted stock.

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     2.29. Stockholder means the holder of Common Stock issued under the Plan as a result of exercise of an Option, SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award or grant of a Stock Award.

     2.30. Subsidiary Corporation means a corporation which is with respect to the Company a subsidiary corporation as defined in Section 424 of the Code.

     2.31. Termination of Employment means unless provided otherwise by the Committee, an employee has ceased to be employed by the Company or an Affiliate, a director has ceased to be a member of the Board of Directors of the Company or an Affiliate, or a Consultant has ceased to have a consulting relationship with the Company or an Affiliate.

     2.32. Ten Percent Shareholder means any individual owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a Parent Corporation or a Subsidiary Corporation. An individual shall be considered to own any voting stock owned (directly or indirectly) by or for his brothers, sisters, spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting stock owned (directly or indirectly) by or for a company, partnership, estate or trust of which such individual is a shareholder, partner or beneficiary, all as required by Section 424(d) of the Code.

                                   ARTICLE III

                                 ADMINISTRATION

     The Committee shall have authority to grant Stock Awards, Options, SARs, Phantom Stock Awards, Performance Awards and Leveraged Stock Purchase Awards upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option, SAR or Leveraged Stock Purchase Award or on the transferability or forfeitability of a Stock Award, Phantom Stock Award or Performance Award. Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option, SAR or Leveraged Stock Purchase Award may be exercised, or the time at which a Stock Award, Phantom Stock Award or Performance Award may become transferable or nonforfeitable or the time at which it may be settled. The Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee; provided that the Committee may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Board or the Committee or in connection with the administration of this Plan shall be final and conclusive on all persons having an interest in the Plan. No member of the Board or the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement, Stock Award, Option, SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award. All expenses of administering this Plan shall be borne by the Company. If no Committee is appointed by the Board, the Board shall constitute the Committee.

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     The Committee, in its discretion, may delegate to one or more officers of the Company, all or part of the Committee's authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegates that were consistent with the terms of the Plan. Furthermore, the mere fact that a Committee member shall fail to qualify as a "non-employee Director" or "outside director" within the meaning of Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, respectively, shall not invalidate any award made by the Committee which award is otherwise validly made under the Plan.

                                   ARTICLE IV

                                   ELIGIBILITY

     Any employee of the Company or an Affiliate (including a company that becomes an Affiliate after the adoption of this Plan), a Director or a Consultant to the Company or an Affiliate (including a company that becomes an Affiliate after the adoption of this Plan) is eligible to participate in this Plan if the Committee, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate. Only employees of the Company, a Subsidiary Corporation or a Parent Corporation are eligible to receive Incentive Stock Options.

                                    ARTICLE V

                              STOCK SUBJECT TO PLAN

     5.1. Maximum Shares for Delivery. The maximum number of shares of Common Stock that may be delivered to Participants under the Plan pursuant to Stock Awards and exercise of Options, SARs, Phantom Stock Awards, Performance Awards and Leveraged Stock Purchase Awards shall be four million five hundred thousand (4,500,000) shares, plus any Common Stock that is represented by awards granted under the Plan of the Company, which are forfeited, expired or canceled without the delivery of Common Stock or which result in the forfeiture of Common Stock back to the Company, provided, that subject to the provisions of Article IX of the Plan, the aggregate number of shares of Common Stock that may be issued pursuant to Options, SARs, Phantom Stock Awards, Performance Awards and Leveraged Stock Purchase Awards granted under the Plan shall increase automatically to nine million (9,000,000) shares and twelve million (12,000,000) shares respectively, when the Corporation has issued and outstanding one hundred and fifty million (150,000,000) shares and two hundred million (200,000,000) shares, respectively, of Common Stock.

     5.2. Shares Subject to Plan. The shares of Common Stock issued may be shares of authorized but unissued Common Stock or shares of previously issued Common Stock that have been reacquired by the Company. The maximum aggregate number of shares that may be issued under this Plan shall be subject to adjustment as provided in Article XIII.

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     5.3. Individual Limit. The maximum number of shares of Common Stock with respect to which Options, SARs, Stock Awards, Phantom Stock Awards, Performance Awards and Leveraged Stock Purchase Awards may be granted to any one Participant during any one calendar year shall be seven hundred and fifty thousand (750,000) shares.

     5.4. Incentive Stock Option Limit. The maximum number of shares of Common Stock that may be issued under Options granted under the Plan that are intended to be Incentive Stock Options shall be four million five hundred thousand (4,500,000) shares.

     5.5. Reallocation of Shares. If an Option is terminated, in whole or in part, for any reason other than its exercise or the exercise of a Corresponding SAR that is settled with Common Stock, the number of shares of Common Stock allocated to the Option or portion thereof may be reallocated to other Options, SARs, Stock Awards, Phantom Stock Awards, Performance Awards and Leveraged Stock Purchase Awards to be granted under this Plan. If an SAR is terminated, in whole or in part, for any reason other than its exercise or the exercise of a related Option, the number of shares of Common Stock allocated to the SAR or portion thereof may be reallocated to other Options, SARs, Stock Awards, Phantom Stock Awards, Performance Awards and Leveraged Stock Purchase Awards to be granted under this Plan.

                                   ARTICLE VI

                                     OPTIONS

     6.1 Award. In accordance with the provisions of Article IV, the Committee will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such awards. The Option Agreement shall specify whether the Option is an Incentive Stock Option or Nonqualified Stock Option, the vesting schedule applicable to such Option and any other terms of such Option. An individual must be an employee of the Company, a Subsidiary Corporation or a Parent Corporation to be eligible to be granted an Incentive Stock Option.

     6.2 Option Price. The exercise price per share for Common Stock subject to an Option shall be determined by the Board on the date of grant; provided, however, that the exercise price per share shall not be less than one hundred percent 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted and the exercise price per share of Common Stock for an Option that is an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value on the date the Option is granted. Notwithstanding the preceding sentence, the exercise price per share of Common Stock subject to an Option that is an Incentive Stock Option granted to an individual who is or is deemed to be a Ten Percent Shareholder on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date the Option is granted.

     6.3 Maximum Option Period. Unless provided otherwise in this Agreement, the maximum period in which an Option may be exercised shall be ten years, except that no Option that is an Incentive Stock Option shall be exercisable after the expiration of ten years from the date such Option was granted. In the case of an Incentive Stock Option that is granted to a

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Participant who is or is deemed to be a Ten Percent Shareholder on the date of grant, such Option shall not be exercisable after the expiration of five years from the date of grant. The terms of any Option that is an Incentive Stock Option may provide that it is exercisable for a period less than such maximum period.

     6.4 Maximum Value of Options which are Incentive Stock Options. To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options granted to any person are exercisable for the first time during any calendar year (under all stock option plans of the Company, a subsidiary Corporation or Parent Corporation) exceeds $100,000, the Options are not Incentive Stock Options. For purposes of this section, the Fair Market Value of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted. This paragraph will be applied by taking Incentive Stock Options into account in the order in which they are granted.

     6.5 Nontransferability. Except as provided in Section 6.6, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. Except to the extent an Option is transferred in accordance with Section 6.6, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

     6.6 Transferable Options. Section 6.5 to the contrary notwithstanding, if the Agreement so provides, an Option that is not an Incentive Stock Option may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners; provided, however, that Participant may not receive any consideration for the transfer. The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant. In the event of any such transfer, the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

     6.7 Vesting and Termination of Employment. Except as provided in an Option Agreement, the following rules shall apply:

               (a) Options will vest as provided in the Option Agreement. An Option will be fully vested upon the occurrence of a Change of Control prior to the Participant's Termination of Employment. An Option will be exercisable only to the extent that it is vested on the date of exercise. Vesting of an Option will cease on the date of the Optionee's Termination of Employment and the Option will be exercisable only to the extent the Option is vested on the date of Termination of Employment.

               (b) If the Optionee's Termination of Employment is for reason of death or Disability, the right to exercise the Option (to the extent vested) will expire on

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               the earlier of (i) one (1) year after the date of the Optionee's
               Termination of Employment, or (ii) the expiration date under the terms of the Agreement. Until the expiration date, the Optionee's heirs, legatees or legal representative may exercise the Option, except to the extent the Option was previously transferred pursuant to Section 6.6.

               (c) If the Optionee's Termination of Employment is by reason of the Optionee's retirement from service of the Company and its Affiliates as determined by the Board, the right to exercise the Option (to the extent that it is vested) will expire on the earlier of (i) three (3) years after the date of the Optionee's Termination of Employment, or (ii) the expiration date under the terms of the Agreement.

               (d) If the Optionee's Termination of Employment is for any reason other than death, Disability or retirement, the right to exercise the Option (to the extent that it is vested) will expire on the earlier of (i) three (3) months after the date of the Optionee's Termination of Employment, or (ii) the expiration date under the terms of the Agreement. However, if the Option would then expire during the Pooling Period and the Common Stock received upon the exercise of the Option would be subject to the Pooling Period transfer restrictions, then the right to exercise the Option will expire ten (10) calendar days after the end of the Pooling Period. "Pooling Period" means the period in which property is subject to restrictions on transfer in compliance with the "Pooling of Interests Accounting" rules set forth in the Securities and Exchange Commission Accounting Series Releases 130 and 135. If Termination of Employment is for a reason other than the Optionee's death, disability or retirement and the Option holder dies after his or her Termination of Employment but before the right to exercise the Option has expired, the right to exercise the Option shall expire on the earlier of (i) one (1) year after the date of the Optionee's Termination of Employment, or (ii) the date the Option expires under the terms of the Agreement, and, until expiration, the Optionee's heirs, legatees or legal representative may exercise the Option, except to the extent the Option was previously transferred pursuant to Section 6.6.

     6.8 Forfeiture for Cause. Notwithstanding any provision of the Plan to the contrary, unless provided otherwise in an Option Agreement, all unexercised Options granted to an Optionee whose Termination of Employment is for "cause" shall terminate and be forfeited by the Optionee. A termination of Employment shall be for cause if it is by reason of (i) conduct related to the Optionee's service to the Company or an Affiliate for which either criminal or civil penalties against the Optionee may be sought, (ii) material violation of Company policies, or (iii) disclosing or misusing any confidential information or material concerning the Company or Affiliate. An Optionee may be released from the forfeiture provisions of this section if the Committee (or its duly appointed agent) determines in its sole discretion that such action is in the best interests of the Company.

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     6.9. Exercise. The Option holder must provide written notice to the
Secretary of the Company of the exercise of Options and the number of Options exercised. Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised to the extent vested in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. An Option may not be exercised with respect to fractional shares of Common Stock. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

     6.10. Payment. Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Committee. Unless otherwise provided by the Agreement, payment of all or part of the Option price may also be made by surrendering shares of Common Stock to the Company that have been held for at least six (6) months prior to the date of exercise. If Common Stock is used to pay all or part of the Option price, the sum of the cash or cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised. In accordance with such procedures as the Committee may determine, the Committee may approve payment of the exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the Option holder's written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer.

     Wherever in this Plan or any Agreement a Participant is permitted to pay the exercise price of an Option or SAR or taxes relating to the exercise of an Option or SAR by delivering Common Stock, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Common Stock, in which case the Company shall treat the Option or SAR as exercised without further payment and shall withhold such number of Common Stock from the Common Stock acquired by the exercise of the Option or SAR.

     6.11. Stockholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to his or her Option until the date of exercise of such Option.

     6.12. Stock Certificate Legends. The Company may require that certificates evidencing shares of Common Stock purchased upon the exercise of Incentive Stock Option issued under the Plan be endorsed with a legend in substantially the following form:

               The shares evidenced by this certificate may not be sold or transferred prior to ________, 19__, in the absence of a written statement from the Company to the effect that the Company is aware of the facts of such sale or transfer.

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     The blank contained in this legend shall be filled in with the date that is the later of (i) one year and one day after the date of the exercise of such Incentive Stock Option or (ii) two years and one day after the grant of such Incentive Stock Option. Upon delivery to the Company, at its principal executive office, of a written statement to the effect that such shares have been sold or transferred prior to such date, the Company does hereby agree to promptly deliver to the transfer agent for such shares a written statement to the effect that the Company is aware of the fact of such sale or transfer.

     6.13. Disposition of Stock. A Participant shall notify the Company of any sale or other disposition of Common Stock acquired pursuant to an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.

                                   ARTICLE VII

                                      SARS

     7.1. Award. In accordance with the provisions of Article IV, the Board will designate each individual to whom SARs are to be granted and will specify the number of shares covered by such awards. In addition no Participant may be granted Corresponding SARs (under all Incentive Stock Option plans of the Company and its Affiliates) that are related to Incentive Stock Options which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds $100,000.

     7.2. Maximum SAR Period. The maximum period in which an SAR may be exercised shall be determined by the Board on the date of grant, except that no Corresponding SAR that is related to an Incentive Stock Option shall be exercisable after the expiration of ten years from the date such related Option was granted. In the case of a Corresponding SAR that is related to an Incentive Stock Option granted to a Participant who is or is deemed to be a Ten Percent Shareholder, such Corresponding SAR shall not be exercisable after the expiration of five years from the date such related Option was granted. The terms of any Corresponding SAR that is related to an Incentive Stock Option may provide that it is exercisable for a period less than such maximum period.

     7.3. Nontransferability. Except as provided in Section 7.4, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. During the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

     7.4. Transferable SARs. Section 7.3 to the contrary notwithstanding, if the Agreement so provides, a SAR may be transferred by a Participant to the children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners; provided, however, that a Participant may not receive any consideration for the transfer. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. The holder of an SAR transferred pursuant to this section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant.

     7.5. Exercise. Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that a Corresponding SAR that is related to an Incentive Stock Option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

     7.6. Employee Status. If the terms of any SAR provide that it may be exercised only during employment or within a specified period of time after Termination of Employment, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment.

     7.7. Settlement. At the Committee's discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. No fractional shares will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

     7.8. Shareholder Rights. No Participant shall, as a result of receiving an SAR award, have any rights as a stockholder of the Company or any Affiliate until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

                                  ARTICLE VIII

                                  STOCK AWARDS

     8.1. Award. In accordance with the provisions of Article IV, the Board will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by such awards.

     8.2. Vesting. The Board, on the date of the award, may prescribe that a Participant's rights in the Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement.

     8.3. Performance Objectives. In accordance with Section 8.2, the Board may prescribe that Stock Awards will become vested or transferable or both based on objectives such as, but not limited to, the Company's, an Affiliate's or an operating unit's return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, or Fair Market Value. If the Board, on the date of award, prescribes that a Stock Award shall become nonforfeitable and transferable only upon the attainment of performance objectives, the shares subject to such Stock Award shall become nonforfeitable and transferable only to the extent that the Committee certifies that such objectives have been achieved.

     8.4. Stock Legends and Related Matters.

          (a) The Committee, on behalf of the Company, may endorse such legend or legends upon the certificates representing the shares of Common Stock, and may issue such "stop transfer" instructions as it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, or (ii) implement the provisions of any agreement between the Company or an Affiliate and the Participant with respect to such shares.

          (b) The Committee may require that a Participant, as a condition to receipt of a particular award, execute and deliver to the Company a written statement, in form satisfactory to the Committee, in which the Participant represents and warrants that the shares are being acquired for such person's own account, for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that, to the extent permitted by the terms of the award, any subsequent resale or distribution of Shares by the Participant shall be made only pursuant to either (i) a Registration Statement on an appropriate form under the Securities Act, which Registration Statement has become effective and is current with regard to the shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application of such exemption thereto.

The Committee may delay any award, issuance or delivery of shares of Common Stock if it determines that listing, registration or qualification of the shares or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares under the Plan, until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

     8.5. Employee Status. In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment, the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

     8.6. Nontransferability. Except as provided in Section 8.7, Stock Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in a Stock Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

     8.7. Transferable Stock Awards. Section 8.6 to the contrary notwithstanding, if the Award so provides, a Stock Award may be transferred by a Participant to the children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners; provided, however, that Participant may not receive any consideration for the transfer. The holder of a Stock Award transferred pursuant to this section shall be bound by the same terms and conditions that governed the Incentive Award during the period that it was held by the Participant.

     8.8. Stockholder Rights. Prior to their forfeiture (in accordance with the applicable Agreement) and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable, a Participant will have all rights of a stockholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common Stock granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares of Common Stock granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.

                                   ARTICLE IX

                              PHANTOM STOCK AWARDS

     9.1. Award. In accordance with the provisions of Article IV, the Board shall designate each individual to whom Phantom Stock Awards are to be granted and shall specify the number of shares included in such awards.

     9.2. Vesting. The Board, on the date of the award, may prescribe that a Participant's rights in the Phantom Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement.

     9.3. Performance Objectives. In accordance with Section 9.2, the Board may prescribe that Phantom Stock Awards will become nonforfeitable based on objectives such as, but not limited to, the Company's, an Affiliate's or an operating unit's return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, or Fair Market Value.

     9.4. Nontransferability. Except as provided in Section 9.5, Phantom Stock Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in a Phantom Stock Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

     9.5. Transferable Phantom Stock Awards. Section 9.4 to the contrary notwithstanding, if the Award so provides, a Phantom Stock Award may be transferred by a Participant to his or her children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners; provided, however, that Participant may not receive any consideration for the transfer. The holder of a Phantom Stock Award transferred pursuant to this section shall be bound by the same terms and conditions that governed the Incentive Award during the period that it was held by the Participant.

     9.6. Employee Status. In the event that the terms of any Phantom Stock Award provide that it shall become nonforfeitable only after completion of a specified period of employment, the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

     9.7. Settlement. A Phantom Stock Award shall be settled, to the extent that it is nonforfeitable, at the time set forth in the applicable Agreement. At the Committee's discretion, the Phantom Stock Award may be settled in cash, Common Stock, or a combination of cash and Common Stock. Any payment to be made in cash shall be made in a lump sum or in installments as prescribed by the Committee in its sole discretion. Any payment to be made in Common Stock shall be based on the Fair Market Value of the Common Stock on the payment date. Cash dividend equivalents may be paid during or after the vesting period with respect to a Phantom Stock Award, as determined by the Committee. If a payment of cash is to be made on a deferred basis, the Committee shall establish whether interest shall be credited, the rate thereof and any other terms and conditions applicable thereto.

     9.8. Shareholder Rights. No Participant shall, as a result of receiving a Phantom Stock Award, have any rights as a stockholder of the Company or any Affiliate until the date that the Phantom Stock Award is exercised and then only to the extent that the Phantom Stock Award is settled by the issuance of Common Stock.

                                    ARTICLE X

                               PERFORMANCE AWARDS

     10.1. Award. In accordance with the provisions of Article IV, the Board shall designate each individual to whom a Performance Award is to be made and shall specify the amount of such award. The amount may be denominated in cash or in shares of Common Stock.

     10.2. Vesting. The Board, on the date of the award, may prescribe that a Participant's rights in the Performance Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement.

     10.3. Performance Objectives. In accordance with Section 10.2, the Board may prescribe that Performance Awards will become nonforfeitable based on objectives such as, but not limited to, the Company's, an Affiliate's or an operating unit's return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, or Fair Market Value.

     10.5. Employee Status. In the event that the terms of any Performance Award provide that it becomes nonforfeitable only after completion of a specified period of employment, the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

     10.6. Nontransferability. Performance Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in a Performance Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

     10.7. Settlement. A Performance Award shall be settled, to the extent that it is nonforfeitable, at the time set forth in the applicable Agreement. At the Committee's discretion or as set forth in the Agreement, the Performance Award may be settled in cash, Common Stock, or a combination of cash and Common Stock. Any payment to be made in cash shall be made in a lump sum or in installments as prescribed by the Committee in its sole discretion. Any payment to be made in Common Stock shall be based on the Fair Market Value of the Common Stock on the payment date.

     10.8. Shareholder Rights. No Participant shall, as a result of receiving a Performance Share Award, have any rights as a stockholder of the Company or any Affiliate until the date that the Performance Share Award is settled and then only to the extent that the Performance Share Award is settled by the issuance of Common Stock.

                                   ARTICLE XI

                         LEVERAGED STOCK PURCHASE AWARDS

     11.1. Award. In accordance with the provisions of Article IV, the Board shall designate each individual to whom Leveraged Stock Purchase Awards are to be granted and shall specify the number of shares of Common Stock covered by such awards.

     11.2. Vesting. The Board, on the date of the award, may prescribe that a Participant's right to exercise a Leveraged Stock Purchase Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement.

     11.3. Performance Objectives. In accordance with Sections 11.2 and 11.4, the Board may prescribe that a Participant's right to exercise a Leveraged Stock Purchase Award will become nonforfeitable, or the participant's obligation to pay some or all of the principal or accrued interest on the loan will be forgiven, based on objectives such as, but not limited to, the

Company's, an Affiliate's or an operating unit's return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, or Fair Market Value.

     11.4. Purchase Loan. The terms on which a loan is made pursuant to a Leveraged Stock Purchase Award, including without limitation the term of the loan, the interest charged on the loan, any security for the loan, any prepayment rights or obligations, and any provisions for the forgiveness of all or a portion of the principal or accrued interest on the loan, shall be determined by the Committee in its complete discretion at the time such loan is made, subject to any restrictions thereon that may be set forth in the Agreement and any requirements of applicable law, and provided that the amount of the loan may not exceed the Fair Market Value of the shares of Common Stock purchased with the loan. Notwithstanding anything to the contrary in this Section 11, the Company shall not be required to make any loan pursuant to a Leveraged Stock Purchase Award if the making of such loan would (i) cause the Company to violate any covenant or similar provision in any indenture, loan agreement or other agreement, or (ii) violate any applicable federal, state or local law.

     11.5. Nontransferability. Leveraged Stock Purchase Awards granted under this Plan shall be nontransferable.

     11.6. Exercise. Subject to the provisions of this Plan and the applicable Agreement, a Leveraged Stock Purchase Award may be exercised in whole or in part to the extent that it is nonforfeitable at the time and in the manner prescribed by the Committee.

     11.7. Employee Status. In the event that the terms of any Leveraged Stock Purchase Award provide that the Participant's right to exercise it shall become nonforfeitable only after completion of a specified period of employment, the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

     11.8. Shareholder Rights. No Participant shall, as a result of receiving a Leveraged Stock Purchase Award, have any rights as a stockholder of the Company or any Affiliate until the date that the Leveraged Stock Purchase Award is exercised.

                                   ARTICLE XII

                           CHANGE IN CAPITAL STRUCTURE

     The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding Stock Awards, Options, SARs, Phantom Stock Awards, Performance Awards and Leveraged Stock Purchase Awards hereunder shall be appropriately adjusted in such a manner as to entitle a holder to receive, for the same aggregate cash consideration, the same total number and class of shares as he would have received had the Optionee exercised his or her Option, SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award or received his or her Stock Award in full immediately prior to the event requiring the adjustment; and (ii) the number and class of shares then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of shares of Common Stock then reserved that number and class of shares of Common Stock that would have been received by the owner of an equal number of outstanding shares of each class of Common Stock as the result of the event requiring the adjustment.

     After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving company, each holder of an Option, SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award shall, at no additional cost, be entitled upon exercise of Option, SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award to receive (subject to any required action by stockholders) in lieu of the number and class of shares as to which such Option, SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of the number and class of shares of Common Stock equal to the number and class of shares as to which such Option, SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award shall be so exercised.

     If the Company is merged into or consolidated with another company under circumstances where the Company is not the surviving company, or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another company while unvested Stock Awards, Options, SARs, Phantom Stock Awards, Performance Awards or Leveraged Stock Purchase Awards remain outstanding under the Plan, unless provisions are made in connection with such transaction for the continuance of the Plan and/or the assumption or substitution of such awards, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Stock Awards, Options, SARs, Phantom Stock Awards, Performance Awards and Leveraged Stock Purchase Awards shall be vested as of the effective date of any such merger, consolidation, liquidation, or sale (the "corporate event").

     Except as previously expressly provided, neither the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, nor the increase or decrease of the number of authorized shares of stock, nor the addition or deletion of classes of stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options.

     Adjustment under the preceding provisions of this section will be made by the Committee, whose determination as to what adjustments will be made and the extent thereof will be final, binding, and conclusive. No fractional interests will be issued under the Plan on account of any such adjustment. No adjustment will be made in a manner that causes an Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option under the Code.

     The Board may grant Stock Awards, Options, SARs, Phantom Stock Awards, Performance Awards and Leveraged Stock Purchase Awards in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in this Article XII. Notwithstanding any provision of the Plan (other than the limitation of Section 5.1), the terms of such substituted Stock Awards, Options, SARs, Phantom Stock Awards, Performance Awards and Leveraged Stock Purchase Awards shall be as the Board, in its discretion, determines is appropriate.

                                  ARTICLE XIII

                             COMPLIANCE WITH LAW AND
                          APPROVAL OF REGULATORY BODIES

     No Option, SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's Common Stock may then be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option, SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option, SAR, Phantom Stock Award or Leveraged Stock Purchase Award shall be exercisable, no Stock Award or Performance Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

                                   ARTICLE XIV

                               GENERAL PROVISIONS

     14.1. Tax Withholding. Whenever the Company proposes or is required to distribute Common Stock under the Plan, the Company may require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local tax withholding requirements prior to the delivery of any certificate for such shares or, in the discretion of the Committee, the Company may withhold from the Common Stock to be delivered shares sufficient to satisfy all or a portion of such tax withholding requirements. Whenever under the Plan payments are to be made in cash, such payments may be net of an amount sufficient to satisfy any Federal, state and local tax withholding requirements.

     14.2. Employee Status. For purposes of determining the applicability of
Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option, SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award provide such award may be exercised only during employment or within a specified period of time after Termination of Employment or that a Stock Award or Performance Award shall become transferable and nonforfeitable only after completion of a specified period of employment, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

     14.3. Effect on Employment and Service. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any individual any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual at any time with or without assigning a reason therefor.

     14.4. Holding Period. Notwithstanding anything to the contrary in the Plan, Common Stock acquired through the exercise of an Option, SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award granted, or the grant of a Stock Award, to a Committee member may not be disposed of by such member during the six-month period beginning on the date the Option, SAR, Stock Award, Phantom Stock Award, Performance Award or Leveraged Stock Purchase is granted to such Committee member.

     14.5. Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

     14.6. Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

     14.7. Choice of Law. The Plan and all Agreements entered into under the Plan shall be interpreted under the laws of the State of Maryland, without regard to its conflict of laws provisions.

                                   ARTICLE XV

                                    AMENDMENT

     The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment increases the aggregate number of shares of Common Stock that may be issued under the Plan. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any outstanding Stock Award, Option, SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award outstanding at the time such amendment is made.

                                   ARTICLE XVI

                    EFFECTIVE DATE OF PLAN, DURATION OF PLAN

     16.1 The Plan became effective as of February 23, 1999 upon adoption by the Board, subject to approval within one (1) year by the holders of a majority of the shares of Common Stock.

     16.2 Unless previously terminated, the Plan will terminate ten (10) years after the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the shareholders, except that Stock Awards, Options, SARs, Phantom Stock Awards, Performance Awards and Leveraged Stock Purchase Awards that are granted under the Plan prior to its termination will continue to be administered under the terms of the Plan until the awards terminate or are exercised.

Date: February 23, 1999            CNL American Properties Fund, Inc.

                                   By: /s/ Curtis B. McWilliams

                                   Name: Curtis B. McWilliams

                                   Title: President

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